UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

SLM Private Credit Student Loan Trust 2005-A

(Exact name of registrant as specified in its charter)

Delaware	333-109004	57-1176559

(State or other	(Commission File Numbers)
Jurisdiction of		(I.R.S. employer
Incorporation)		Identification No.)

20 Hemingway Drive
East Providence, RI 02915
(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 438-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 3

Item 8.01. OTHER EVENTS

On September 15, 2005, the SLM Private Credit Student Loan Trust 2005-A (the "Trust") made its regular quarterly distribution of funds to holders of its Student Loan-Backed Notes. Sallie Mae, Inc., as the administrator, distributed the Quarterly Servicing Report for the Trust dated as of September 15, 2005 to the Trust’s noteholders of record.

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     The Administrator is filing, on behalf of the Trust, the Quarterly Servicing Report reflecting the Trust’s activities for the period ended August 30, 2005 as an Exhibit to this Form 8-K. The Quarterly Servicing Reports as well as other information about the Trust are also available on the Administrator’s website at http://www2.salliemae.com/investors/debtasset/slmsltrusts/.

     (c) Exhibits

19.1         Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2005-A

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2005

SLM PRIVATE CREDIT STUDENT LOAN TRUST 2005-A

By:	SALLIE MAE, INC.
the Administrator

By:	/s/ C.E. ANDREWS

Name: C.E. Andrews
Title: Executive Vice President, Finance,
Accounting and Risk Management

Exhibit Index appears on Page 3

INDEX TO EXHIBITS

Exhibit Number	Exhibit

19.1	Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2005-A

Exhibit Index appears on Page 3